UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 3, 2010

Date of Earliest Event Reported: April 29, 2010

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388

(Address of principal executive offices) (Zip Code)

(208) 384-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2010, our shareholders approved amendments to the Boise Inc. Incentive and Performance Plan (the Plan), which (i) expanded the list of available performance measures, (ii) clarified how shares withheld to pay the exercise price of an award or withholding taxes are administered, and (iii) established a bonus pool for annual incentive awards under the Plan.

The above summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Plan filed as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In our Current Report on Form 8-K filed with the SEC on March 9, 2010, we reported that Boise Cascade Holdings, L.L.C. (Boise Cascade) sold all of its remaining shares of Boise Inc. common stock on March 3, 2010. Following that sale, Boise Cascade was no longer entitled to designate any Boise Board Representatives, as that term is defined in the Investor Rights Agreement dated February 22, 2008 (the Agreement), to our board of directors. Accordingly, Stanley R. Bell resigned from our board effective April 29, 2010, the date of our 2010 annual shareholders’ meeting, and W. Thomas Stephens, who was to stand for reelection at our 2010 annual shareholders’ meeting, did not stand for reelection.

With the departure of Messrs. Bell and Stephens, our board of directors has been reduced from nine members to seven members. As a result, the number of designees the Aldabra Majority Holders, as that term is defined in the Agreement, are entitled to designate to our board has been reduced to one. Jason G. Weiss will continue to represent the Aldabra Majority Holders. Nathan D. Leight will no longer represent the Aldabra Majority Holders but will remain on our board as an independent director.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Annual Shareholders’ Meeting.

The Annual Shareholders’ Meeting of Boise Inc. was held on April 29, 2010.

(b) Voting Results.

Shareholders elected two Class II directors – Jonathan W. Berger and Jack Goldman. The final votes with respect to each director nominee were:

Nominee: Jonathan W. Berger

For	Withheld	Not Voted
57,398,253	3,893,170	14,658,385

Nominee: Jack Goldman

For	Withheld	Not Voted
57,504,043	3,787,380	14,658,385

Shareholders approved amendments to the Boise Inc. Incentive and Performance Plan to expand the list of available performance measures and clarify how shares withheld to pay the exercise price of an award or withholding taxes are administered. The final votes were:

For	Against	Abstentions	Not Voted
58,451,719	1,620,436	1,219,268	14,658,385

Shareholders approved an amendment to the Boise Inc. Incentive and Performance Plan to establish a bonus pool for annual incentive awards under the plan. The final votes were:

For	Against	Abstentions	Not Voted
58,434,368	1,636,837	1,220,218	14,658,385

Shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2010. The final votes were:

For	Against	Abstentions	Not Voted
75,643,155	220,765	85,888	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Boise Inc. Incentive and Performance Plan effective February 22, 2008, amended as of April 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

By	/s/ KAREN E. GOWLAND
Karen E. Gowland Vice President, General Counsel and Corporate Secretary

Date: May 3, 2010